Acquisitions and Related Transactions	12 Months Ended
Dec. 31, 2012
Acquisitions and Dispositions [Abstract]
Acquisitions and Related Transactions
ACQUISITIONS AND RELATED TRANSACTIONS:
2012 Transactions
Southern Union Merger
On March 26, 2012, ETE completed its acquisition of Southern Union. Southern Union is the surviving entity in the merger and operated as a wholly-owned subsidiary of ETE until our contribution to Holdco discussed below. The assets acquired as a result of this merger significantly expand our existing geographic footprint of natural gas pipeline and natural gas transportation capacity and into natural gas utilities distribution, and are complementary to the assets owned and operated by our other entities.
Under the terms of the merger agreement, Southern Union stockholders received a total of 56,982,160 ETE Common Units and a total of approximately $3.01 billion in cash. Effective with the closing of the transaction, Southern Union’s common stock was no longer publicly traded.
Citrus Acquisition
In connection with the Southern Union Merger on March 26, 2012, ETP completed its acquisition of CrossCountry, a subsidiary of Southern Union which owned an indirect 50% interest in Citrus, the owner of FGT. The total merger consideration was approximately $2.0 billion, consisting of approximately $1.9 billion in cash and approximately 2.25 million ETP Common Units. See Note 4 for more information regarding ETP’s equity method investment in Citrus.
In connection with the Citrus Acquisition, we relinquished our rights to an aggregate $220 million of incentive distributions from ETP that we would otherwise be entitled to receive over 16 consecutive quarters following the closing of the merger.
Pursuant to the merger agreement, we also granted ETP a right of first offer with respect to any disposition by us or SUGS, a subsidiary of Southern Union that owns and operates a natural gas gathering and processing system serving the Permian Basin in West Texas and New Mexico.
Sunoco Merger
On October 5, 2012, ETP completed its merger with Sunoco. Under the terms of the merger agreement, Sunoco shareholders received a total of approximately 55 million ETP Common Units and a total of approximately $2.6 billion in cash.
Sunoco generates cash flow from a portfolio of retail outlets for the sale of gasoline and middle distillates in the east coast, midwest and southeast areas of the United States. Prior to October 5, 2012, Sunoco also owned a 2% general partner interest, 100% of the IDRs, and 32% of the outstanding common units of Sunoco Logistics. As discussed below, on October 5, 2012, Sunoco’s interests in Sunoco Logistics were transferred to ETP.
Sunoco Logistics is a publicly traded limited partnership that owns and operates a logistics business consisting of a geographically diverse portfolio of complementary pipeline, terminalling and crude oil acquisition and marketing assets. The refined products pipelines business consists of refined products pipelines located in the northeast, midwest and southwest United States, and equity interests in refined products pipelines. The crude oil pipeline business consists of crude oil pipelines located principally in Oklahoma and Texas. The terminal facilities business consists of refined products and crude oil terminal capacity at the Nederland Terminal on the Gulf Coast of Texas and capacity at the Eagle Point terminal on the banks of the Delaware River in New Jersey. The crude oil acquisition and marketing business, principally conducted in Oklahoma and Texas, involves the acquisition and marketing of crude oil and consists of crude oil transport trucks and crude oil truck unloading facilities.
Prior to the Sunoco Merger, on September 8, 2012, Sunoco completed the exit from its Northeast refining operations by contributing the refining assets at its Philadelphia refinery and various commercial contracts to PES, a joint venture with The Carlyle Group. Sunoco also permanently idled the main refining processing units at its Marcus Hook refinery in June 2012. The Marcus Hook facility continued to support operations at the Philadelphia refinery prior to commencement of the PES joint venture. Under the terms of the joint venture agreement, The Carlyle Group contributed cash in exchange for a 67% controlling interest in PES. In exchange for contributing its Philadelphia refinery assets and various commercial contracts to the joint venture, Sunoco retained an approximately 30% non-operating noncontrolling interest. The fair value of Sunoco’s retained interest in PES, which was $75 million on the date on which the joint venture was formed, was determined based on the equity contributions of The Carlyle Group. Sunoco has indemnified PES for environmental liabilities related to the Philadelphia refinery that arose from the operation of such assets prior the formation of the joint venture. The Carlyle Group will oversee day-to-day operations of PES and the refinery. JPMorgan Chase will provide working capital financing to PES in the form of an asset-backed loan, supply crude oil and other feedstocks to the refinery at the time of processing and purchase certain blendstocks and all finished refined products as they are processed. Sunoco entered into a ten-year supply contract for gasoline and diesel produced at the refinery for its retail marketing business.
Holdco Transaction
Immediately following the closing of the Sunoco Merger, ETE contributed its interest in Southern Union into Holdco, an ETP-controlled entity, in exchange for a 60% equity interest in Holdco. In conjunction with ETE’s contribution, ETP contributed its interest in Sunoco to Holdco and retained a 40% equity interest in Holdco. Prior to the contribution of Sunoco to Holdco, Sunoco contributed $2.0 billion of cash and its interests in Sunoco Logistics to ETP in exchange for 90,706,000 Class F Units representing limited partner interests in ETP. The ETP Class F Units are entitled to 35% of the quarterly cash distribution generated by ETP and its subsidiaries other than Holdco, subject to a maximum cash distribution of $3.75 per ETP Class F Unit per year, which is the current distribution level. Pursuant to a stockholders agreement between ETE and ETP, ETP controls Holdco. Consequently, ETP consolidated Holdco (including Sunoco and Southern Union) in its financial statements subsequent to consummation of the Holdco Transaction.
Under the terms of the Holdco transaction agreement, ETE relinquished an aggregate of $210 million of incentive distributions over 12 consecutive quarters following the closing of the Holdco Transaction. The relinquishment applied to the distribution paid with respect to the quarter ended September 30, 2012.
Summary of Assets Acquired and Liabilities Assumed
We accounted for the Southern Union Merger and Sunoco Merger using the acquisition method of accounting, which requires, among other things, that assets acquired and liabilities assumed be recognized on the balance sheet at their fair values as of the acquisition date. Our consolidated balance sheet presented as of December 31, 2012 reflects the purchase price allocations. Management is continuing to validate certain assumptions made in connection with the purchase price allocation of Sunoco. Certain amounts included in the purchase price allocation as of December 31, 2012 for Southern Union have been changed from amounts reflected as of March 31, 2012 based on management’s review of the valuation.
The following table summarizes the assets acquired and liabilities assumed recognized as of the respective acquisition dates:

	Sunoco (1)	Southern Union(2)
Total current assets	$7,312	$556
Property, plant and equipment	6,686	6,242
Goodwill	2,641	2,497
Intangible assets	1,361	55
Investments in unconsolidated affiliates	240	2,023
Note receivable	821	—
Other assets	128	163
	19,189	11,536

Current liabilities	4,424	1,348
Long-term debt obligations, including current maturities	2,879	3,120
Deferred income taxes	1,762	1,419
Other non-current liabilities	769	284
Noncontrolling interest	3,580	—
	13,414	6,171
Total consideration	5,775	5,365
Cash received	2,714	37
Total consideration, net of cash received	$3,061	$5,328
(1) Includes amounts recorded with respect to Sunoco Logistics.
(2) Includes ETP’s acquisition of Citrus.
As a result of the Southern Union Merger, we recognized $38 million of merger-related costs during the year ended December 31, 2012. Southern Union’s revenue included in our consolidated statement of operations was approximately $1.26 billion since the acquisition date to December 31, 2012. Southern Union’s net income included in our consolidated statement of operations was approximately $39 million since the acquisition date to December 31, 2012.
ETP incurred merger related costs related to the Sunoco Merger of $28 million during the year ended December 31, 2012. Sunoco’s revenue included in our consolidated statement of operations was approximately $5.93 billion during October through December 2012. Sunoco’s net loss included in our consolidated statement of operations was approximately $14 million during October through December 2012. Sunoco Logistics’ revenue included in our consolidated statement of operations was approximately $3.11 billion during October through December 2012. Sunoco Logistics’ net income included in our consolidated statement of operations was approximately $145 million during October through December 2012.
Propane Operations
On January 12, 2012, ETP contributed its propane operations, consisting of HOLP and Titan to AmeriGas. ETP received approximately $1.46 billion in cash and approximately 30 million AmeriGas common units. AmeriGas assumed approximately $71 million of existing HOLP debt. In connection with the closing of this transaction, ETP entered into a support agreement with AmeriGas pursuant to which ETP is obligated to provide contingent, residual support of $1.5 billion of intercompany indebtedness owed by AmeriGas to a finance subsidiary that in turn supports the repayment of $1.5 billion of senior notes issued by this AmeriGas finance subsidiary to finance the cash portion of the purchase price.
We have not reflected the Propane operations as discontinued operations as ETP has a continuing involvement in this business as a result of the investment in AmeriGas that was transferred to ETP as consideration for the transaction.
Discontinued Operations
In October 2012, ETP sold Canyon for approximately $207 million.  The results of continuing operations of Canyon have been reclassified to loss from discontinued operations and the prior year amounts have been adjusted to present Canyon’s operations as discontinued operations. A write down of the carrying amounts of the Canyon assets to their fair values was recorded for approximately $132 million during the year ended December 31, 2012.  Canyon was previously included in the midstream operations in the Investment in ETP segment.
In December 2012, Southern Union entered into a purchase and sale agreement with the Laclede Entities, pursuant to which Laclede Missouri has agreed to acquire the assets of Missouri Gas Energy division and Laclede Massachusetts has agreed to acquire the assets of the New England Gas Company division. Total consideration is expected to be $1.04 billion, subject to customary closing adjustments, less the assumption of approximately $19 million of debt. For the period from March 26, 2012 to December 31, 2012 the results of continuing operations of distribution operations have been reclassified to income from discontinued operations. The assets and liabilities of the disposal group have been reclassified and reported as assets and liabilities held for sale as of December 31, 2012.
Below is selected financial information related to Southern Union’s distribution operations for the period from March 26, 2012 to December 31, 2012:

Revenue from discontinued operations	$324
Net loss of discontinued operations, excluding effect of taxes and overhead allocations	43

The goodwill allocated to the disposal group was $133 million at December 31, 2012.
SUGS Contribution
On February 27, 2013, Southern Union entered into a definitive contribution agreement to contribute to Regency all of the issued and outstanding membership interest in Southern Union Gathering Company, LLC, and its subsidiaries, including SUGS. The consideration to be paid by Regency in connection with this transaction will consist of (i) the issuance of 31,372,419 Regency common units to Southern Union, (ii) the issuance of 6,274,483 Regency Class F units to Southern Union, (iii) the distribution of $570 million in cash to Southern Union, and (iv) the payment of $30 million in cash to a subsidiary of ETP. The Regency Class F units will have the same rights, terms and conditions as the Regency common units, except that Southern Union will not receive distributions on the Regency Class F units for the first eight consecutive quarters following the closing, and the Regency Class F units will thereafter automatically convert into Regency common units on a one-for-one basis. Upon the closing of the transaction, we will agree to forego all distributions with respect to our IDRs on the Regency common units issued in the transaction for the first eight consecutive quarters following the closing. The transaction is expected to close in the second quarter of 2013.
2011 Transactions
LDH Acquisition
On May 2, 2011, ETP-Regency Midstream Holdings, LLC (“ETP-Regency LLC”), a joint venture owned 70% by ETP and 30% by Regency, acquired all of the membership interest in LDH Energy Asset Holdings LLC (“LDH”), from Louis Dreyfus Highbridge Energy LLC (“Louis Dreyfus”) for approximately $1.98 billion in cash (the “LDH Acquisition”), including working capital adjustments. ETP contributed approximately $1.38 billion to ETP-Regency LLC to fund its 70% share of the purchase price, while Regency contributed approximately $593 million to fund its 30% share of the purchase price. Subsequent to closing, ETP-Regency LLC was renamed Lone Star.
Lone Star owns and operates a natural gas liquids storage, fractionation and transportation business. Lone Star’s storage assets are primarily located in Mont Belvieu, Texas and its West Texas Pipeline transports NGLs through an intrastate pipeline system that originates in the Permian Basin in West Texas, passes through the Barnett Shale production area in North Texas and terminates at the Mont Belvieu storage and fractionation complex. Lone Star also owns and operates fractionation and processing assets located in Louisiana. The acquisition of LDH by Lone Star expands ETP and Regency’s asset portfolios by adding a NGL platform with storage, transportation and fractionation capabilities.
ETP accounted for the LDH Acquisition using the acquisition method of accounting. Lone Star’s results of operations are consolidated into our Investment in ETP segment, while Lone Star’s results are recorded as an equity method investment in our Investment in Regency reporting segment. Regency’s equity method investment in Lone Star is reflected by ETP as noncontrolling interest attributable to Lone Star. These amounts have been eliminated in our consolidated financial statements.
2010 Transactions
Regency Transactions
On May 26, 2010, we acquired our equity interests in Regency in a series of transactions, which we refer to as the Regency Transactions. In the Regency Transactions, we:

•	acquired the general partner interest and IDRs in Regency in exchange for 3,000,000 Preferred Units having an aggregate liquidation preference of $300 million;

•
acquired from ETP an indirect 49.9% interest in Midcontinent Express Pipeline LLC (“MEP”), ETP’s joint venture with Kinder Morgan Energy Partners, L.P. (“KMP”) to operate the Midcontinent Express Pipeline, and an option to acquire an additional 0.1% interest in MEP in exchange for the redemption by ETP of approximately 12 million ETP Common Units we previously owned; and

•	acquired 26 million Regency Common Units in exchange for our contribution of all of our interests in MEP, including the option to acquire an additional 0.1% interest, to Regency.
We accounted for the Regency Transactions using the purchase method of accounting. The purchase price was $305 million, which was the fair value of the 3,000,000 Preferred Units exchanged in connection with the Regency Transactions.
Other Acquisitions
In March 2010, ETP purchased a natural gas gathering company, which provides dehydration, treating, redelivery and compression services on a 120-mile pipeline system in the Haynesville Shale for approximately $150 million in cash, excluding certain adjustments as defined in the purchase agreement. In connection with this transaction, ETP recorded customer contracts of $68 million and goodwill of $27 million.
In September 2010, Regency completed its acquisition of Zephyr, a Texas based field services company for approximately $193 million in cash. In connection with this transaction, Regency recorded intangible assets of $119 million and no goodwill.
Dispositions
In July 2010, Regency sold its East Texas gathering and processing assets to an affiliate of Tristream Energy LLC for approximately $70 million in cash. The net loss from these assets is classified as discontinued operations in the consolidated statements of operations from the date of the Regency Transactions to the date of the sale.
Pro Forma Results of Operations
The following unaudited pro forma consolidated results of operations for the years ended 2012 and 2011 are presented as if the Sunoco Merger and Holdco Transaction had been completed on January 1, 2011 and the LDH Acquisition had been completed on January 1, 2010.

	Year Ended December 31,
	2012	2011	2010
Revenues	$40,398	$37,560	$7,407
Net income	868	865	358
Net income attributable to partners	866	863	228
Basic net income (loss) per Limited Partner unit	$3.09	$3.08	$1.02
Diluted net income (loss) per Limited Partner unit	$3.09	$3.08	$1.02
The pro forma consolidated results of operations include adjustments to:

•	include the results of Lone Star beginning January 1, 2010 and Southern Union and Sunoco beginning January 1, 2011;

•	include the incremental expenses associated with the fair value adjustments recorded as a result of applying the acquisition method of accounting; and
•include incremental interest expense related to the financing of ETP’s proportionate share of the purchase price.
The pro forma information is not necessarily indicative of the results of operations that would have occurred had the transactions been made at the beginning of the periods presented or the future results of the combined operations.